                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                FORM 8-K/A
                             (Amendment No. 5)


                              CURRENT REPORT





                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                     Date of Report:  August 16, 1993








                    McCAW CELLULAR COMMUNICATIONS, INC.


A Delaware             Commission File          I.R.S. Employer
Corporation              No. 1-9854              No. 91-1379052






             5400 Carillon Point, Kirkland, Washington  98033

                      Telephone Number (206) 827-4500
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

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial statements of businesses to be merged.

          (1)  Report of Independent Auditors.*
          (2) AT&T's Consolidated Statements of Income for the Years Ended December 31, 1993, 1992 and 1991.*
          (3)  AT&T's Consolidated Balance Sheets at December 31,
               1993 and 1992.*
          (4) AT&T's Consolidated Statements of Cash Flows for the Years Ended December 31, 1993, 1992 and 1991.*
          (5) AT&T's Notes to Consolidated Financial Statements, December 31, 1993.*
          (6) AT&T's Consolidated Statements of Income for the Six Months Ended June 30, 1994 and 1993.
          (7) AT&T's Consolidated Balance Sheets at June 30, 1994 and December 31, 1993.
          (8)  AT&T's Consolidated Statements of Cash Flows for
               the Six Months Ended June 30, 1994 and 1993.
          (9)  AT&T's Notes to Consolidated Financial Statements,
               June 30, 1994.



     (b)  Pro Forma Financial Information.

          (1) Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1993*
          (2) Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1992*
          (3) Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 1991*
          (4)  Unaudited Pro Forma Combined Balance Sheet at
               December 31, 1993*
          (5)  Notes to Unaudited Pro Forma Combined Financial
               Statements*
          (6) Unaudited Pro Forma Combined Statement of Income for the six Months Ended June 30, 1994.
          (7) Unaudited Pro Forma Combined Statement of Income for the Six Months Ended June 30, 1993.
          (8)  Unaudited Pro Forma Combined Balance Sheet at June
               30, 1994.
          (9)  Notes to Unaudited Pro Forma Combined Financial
               Statements.



- ----------------------
* Previously filed.

     (c)  Exhibits.

          Exhibits identified in parentheses below, on file with the Securities and Exchange Commission, are incorporated herein by reference as exhibits hereto.

          Exhibit
          Number
          2(a) Agreement and Plan of Merger, dated August 16, 1993, among AT&T, Ridge Merger Corporation and the Company (incorporated by reference to Exhibit 2(a) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

          99(a) Agreement, dated as of August 16, 1993, among
                AT&T, Craig O. McCaw, John E. McCaw, Jr., Bruce R. McCaw and Keith W. McCaw, et al (incorporated by reference to Exhibit 99(a) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

          99(b) Press Release, dated August 16, 1993 (incorporated by reference to Exhibit 99(b) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

          99(c) Letter, dated August 16, 1993, from American
                Telephone and Telegraph Company to McCaw Cellular Communications, Inc. (incorporated by reference to Exhibit 99(c) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).







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                         PART I - FINANCIAL INFORMATION
                       CONSOLIDATED STATEMENTS OF INCOME
                 (Dollars in Millions Except Per Share Amounts)
                                  (Unaudited)

                                       For the Three      For the Six
                                       Months Ended       Months Ended
                                          June 30           June 30
                                       1994     1993(b)  1994     1993(b)
   Sales and Revenues
   Telecommunications services..... $10,335  $ 9,833  $20,559  $19,800
   Sales of products and systems...   4,979    4,175    9,049    7,729
   Rentals and other services......   1,692    1,720    3,267    3,348
   Financial services and leasing..     723      588    1,414    1,158
   Total revenues..................  17,729   16,316   34,289   32,035

   Costs (c)
   Telecommunications services
     Access and other
       interconnection costs.......   4,465    4,387    8,984    8,844
     Other costs...................   1,748    1,690    3,489    3,526
   Total telecommunications
     services......................   6,213    6,077   12,473   12,370
   Products and systems............   3,099    2,563    5,539    4,632
   Rentals and other services......     817      785    1,591    1,573
   Financial services and leasing..     499      403      951      780
   Total costs.....................  10,628    9,828   20,554   19,355

   Gross margin....................   7,101    6,488   13,735   12,680

   Operating Expenses (c)
   Selling, general and
     administrative expenses.......   4,490    4,341    8,592    8,258
   Research and development
     expenses......................     703      740    1,461    1,487
   Total operating expenses........   5,193    5,081   10,053    9,745

   Operating income................   1,908    1,407    3,682    2,935
   Other income - net (d)..........      65      278      184      421
   Interest expense................     134      111      263      313

   Income before income taxes and
     cumulative effects of
     accounting changes............   1,839    1,574    3,603    3,043
   Provision for income taxes......     709      569    1,379    1,102

   Income before cumulative
     effects of accounting changes.   1,130    1,005    2,224    1,941

                                    (CONT'D)
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

                         PART I - FINANCIAL INFORMATION
                   CONSOLIDATED STATEMENTS OF INCOME (CONT'D)
                 (Dollars in Millions Except Per Share Amounts)
                                  (Unaudited)

                                       For the Three       For the Six
                                       Months Ended       Months Ended
                                          June 30           June 30
                                       1994     1993(b)  1994     1993(b)

   Cumulative effects on prior years
     of changes in accounting for:
   Postretirement benefits (net of
     income taxes of $4,294) (e)...       0        0        0   (7,023)
   Postemployment benefits (net of
     income taxes of $ 681) (e)....       0        0        0   (1,128)
   Income taxes (e)................       0        0        0      383
   Cumulative effects of
     accounting changes............       0        0        0   (7,768)
   Net Income (Loss)...............  $1,130   $1,005   $2,224  $(5,827)
   Weighted average common shares
     outstanding (millions)........   1,363    1,352    1,361    1,350

   Per Common Share:
   Income before cumulative effects
     of accounting changes.........  $  .83   $  .74   $ 1.63  $  1.44
   Cumulative effects of accounting
     changes.......................       -        -        -    (5.76)
   Net Income (Loss)...............  $  .83   $  .74   $ 1.63  $ (4.32)

   Dividends declared per
     common share..................  $  .33   $  .33   $  .66  $   .66










                See Notes to Consolidated Financial Statements.
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

                         PART I - FINANCIAL INFORMATION
                          CONSOLIDATED BALANCE SHEETS
                 (Dollars in Millions Except Per Share Amount)

                                              (Unaudited)
                                                June 30,    December 31,
                                                  1994          1993
     ASSETS

     Cash and temporary cash investments....    $   967       $   532

     Receivables less allowances
       of $1,062 and $1,003
       Accounts receivable..................     12,118        11,933
       Finance receivables..................     12,492        11,370

     Inventories (f)........................      3,972         3,187

     Deferred income taxes..................      2,230         2,079

     Other current assets...................        975           637

     Total current assets...................     32,754        29,738

     Property, plant and equipment, net of
       accumulated depreciation of $21,939
       and $21,496..........................     19,133        19,397

     Investments............................      1,237         1,503

     Finance receivables....................      4,099         3,815

     Prepaid pension costs..................      3,893         3,576

     Other assets...........................      3,159         2,737

     TOTAL ASSETS...........................    $64,275       $60,766











                                    (CONT'D)

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

                         PART I - FINANCIAL INFORMATION
                      CONSOLIDATED BALANCE SHEETS (CONT'D)
                 (Dollars in Millions Except Per Share Amount)

                                              (Unaudited)
                                                June 30,    December 31,
                                                  1994          1993
     LIABILITIES AND DEFERRED CREDITS

     Accounts payable........................   $ 5,353       $ 4,694
     Payroll and benefit-related liabilities.     3,431         3,746
     Postretirement and postemployment
      benefit-related liabilities............     1,188         1,301
     Debt maturing within one year...........     9,213        10,904
     Dividends payable.......................       449           448
     Other current liabilities...............     4,737         4,241

     Total current liabilities...............    24,371        25,334

     Long-term debt including capital
       leases................................     9,114         6,812
     Postretirement and postemployment
       benefit related liabilities...........     8,981         9,082
     Other liabilities.......................     4,371         4,298
     Deferred income taxes...................       484           275
     Unamortized investment tax credits......       245           270
     Other deferred credits..................       432           263

     Total liabilities & deferred credits....    47,998        46,334

     Minority interests......................       618           582

     SHAREOWNERS' EQUITY
     Common stock - par value $1 per share...     1,360         1,352
       Authorized shares: 2,000,000,000
       Outstanding shares:
       1,359,950,000 at June 30, 1994
       1,352,398,000 at December 31, 1993
     Additional paid-in capital..............    12,413        12,028
     Guaranteed ESOP obligation..............      (331)         (355)
     Foreign currency translation
       adjustments...........................        50           (32)
     Retained earnings.......................     2,167           857

     Total shareowners' equity...............    15,659        13,850

     TOTAL LIABILITIES/SHAREOWNERS' EQUITY...   $64,275       $60,766


                See Notes to Consolidated Financial Statements.
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

                         PART I - FINANCIAL INFORMATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in Millions)
                                  (Unaudited)
                                                       For the Six
                                                       Months Ended
                                                         June 30,
                                                     1994       1993

     Operating Activities
     Net income (loss)........................    $ 2,224    $(5,827)
     Adjustments to reconcile net income to
       net cash provided by operating
       activities:
        Cumulative effects of accounting
          changes (e).........................          -      7,768
        Depreciation..........................      1,762      1,776
        Provision for uncollectibles..........        849        835
        (Increase) in accounts receivable.....       (756)      (162)
        (Increase) in inventories.............       (762)      (736)
        Increase (Decrease)in accounts
          payable.............................        629       (227)
        Net change in other operating
          assets and liabilities..............       (584)      (171)
        Other adjustments for non-cash
          items - net.........................         56       (121)
     Net cash provided by operating
       activities.............................      3,418      3,135

     Investing Activities
       Capital expenditures net of proceeds
         from sale or disposal of property,
         plant and equipment of $132 and $140.     (1,375)    (1,489)
       (Increase) in finance receivables, net
         of lease-related repayments of $1,854
         and $1,910...........................     (1,393)    (1,085)
       Net (increase) in investments..........        (73)      (558)
       Acquisitions, net of cash acquired.....       (149)      (250)
       Other investing activities - net.......          5       (134)
     Net cash used in investing activities....     (2,985)    (3,516)

     Financing Activities
       Proceeds from long-term debt issuance..      3,248      1,253
       Retirements of long-term debt..........       (531)    (2,395)
       Issuance of common shares..............        392        318
       Treasury shares acquired...............         (2)        (1)
       Dividends paid.........................       (900)      (884)
        (Decrease) increase in short-term
         borrowings - net.....................     (2,183)     1,327
       Other financing activities - net.......        (33)        20
     Net cash used in financing activities....         (9)      (362)

                                   (CONT'D)

                         PART I - FINANCIAL INFORMATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS (CONT'D)
                             (Dollars in Millions)
                                  (Unaudited)

                                                       For the Six
                                                       Months Ended
                                                         June 30,
                                                     1994       1993

     Effect of exchange rate
       changes on cash........................    $    11    $    36

     Net increase (decrease) in cash and
       temporary cash investments.............        435       (707)

     Cash and temporary cash investments
       at beginning of year...................        532      1,310

     Cash and temporary cash investments
       at end of period.......................    $   967    $   603
























               See Notes to Consolidated Financial Statements.



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

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 (Dollars in Millions Except Per Share Amounts)
                                  (Unaudited)


(a) ACCOUNTING POLICIES - The consolidated financial statements have been prepared by AT&T Corp. ("AT&T" or the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and, in the opinion of management, include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the consolidated results of operations, financial position and cash flows for each period presented. The consolidated financial statements include the accounts of foreign entities based on their fiscal years, which end either November 30 or December 31. The consolidated results for interim periods are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with AT&T's 1993 Annual Report to Shareowners and Form 10-K for the year ended December 31, 1993 and the current year's previously issued Form 10-Q.

(b) RESTATEMENTS AND RECLASSIFICATIONS - Previously reported quarterly results for 1993 were restated to reflect the adoption of Statement of Financial Accounting Standards ("SFAS") No. 112, "Employers'
     Accounting for Postemployment Benefits." In addition, the provisions for business restructuring have been reclassified to costs and operating expenses.

(c) PROVISIONS FOR BUSINESS RESTRUCTURING - Provisions for business restructuring in the three months ended June 30, 1993 totaled $278. These provisions included $215 for re-engineering customer support functions for telecommunications services (including $55 for employee relocation, $25 for outplacement costs, $30 for legal contingencies and $105 for closing facilities, lease terminations and asset abandonments associated with centralizing support services). There were also $63 in provisions to provide for lease terminations, closing facilities and other related expenses for restructuring activities in other areas.

     These provisions were reclassified as follows: $218 to selling, general and administrative expenses; $58 to the costs of products and systems; and $2 to other line items.

(d) OTHER INCOME - In June 1993, AT&T sold its remaining 77% interest in UNIX System Laboratories, Inc. to Novell, Inc. ("Novell") in exchange for approximately 3% of Novell common stock. The gain on the sale was $217.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 (Dollars in Millions Except Per Share Amounts)
                                  (Unaudited)


(e) CHANGES IN ACCOUNTING PRINCIPLES - Effective January 1, 1993, AT&T adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." This standard requires companies to accrue for estimated future postretirement benefit expenses during the years employees are working and earning benefits for retirement. Previously, AT&T expensed these benefits as claims were incurred. AT&T recorded an after-tax charge of $7,023 ($5.20 per share) to record the unprovided portion of these liabilities as the cumulative effect of an accounting change in the first quarter of 1993. This accounting change does not affect cash flows.

     Effective January 1, 1993, AT&T adopted SFAS No. 112. This standard requires companies to accrue for estimated future postemployment benefits during the years employees are working and accumulating these benefits. Previously, AT&T recognized the separation costs as they were identified and disability benefits when paid. AT&T recorded an after-tax charge of $1,128 ($.84 per share) to record the unprovided portion of these liabilities as the cumulative effect of an accounting change in the first quarter of 1993. This accounting change does not affect cash flows.

     Also effective January 1, 1993, AT&T adopted SFAS No. 109, "Accounting for Income Taxes." Among other provisions, this standard requires tax assets and liabilities to be determined using the enacted income tax rates for the years in which taxes will be paid or refunds received. Prior to 1993, AT&T's deferred tax accounts reflected the statutory rates that were in effect when the deferrals were initiated. The adoption of SFAS No. 109 resulted in a net income benefit of $383, or $.28 per share. This benefit was recorded as the cumulative effect of an accounting change in the first quarter of 1993. This accounting change does not affect cash flows.

     Effective January 1, 1994, AT&T adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The standard provides for the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities. The new standard did not have a material impact on AT&T's results of operations or financial position.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 (Dollars in Millions Except Per Share Amounts)
                                  (Unaudited)

(f) INVENTORIES - Inventories at June 30, 1994 and December 31, 1993 were as follows:
                                      June 30,    December 31,
                                        1994          1993

     Completed goods...............    $2,396        $1,893
     Work-in-process and raw
        materials..................     1,576         1,294
     Total inventories.............    $3,972        $3,187


(g) STATUS OF PROSPECTIVE MERGER WITH McCAW CELLULAR COMMUNICATIONS, INC. ("McCaw")- In August 1993, AT&T and McCaw entered into a definitive agreement to merge McCaw and a subsidiary of AT&T, making McCaw a wholly owned subsidiary of AT&T (the "Merger"). The Merger is subject to a number of conditions, including the receipt of outstanding approvals (discussed below) and receipt of opinions that the Merger will be tax free and will qualify for pooling-of-interests accounting treatment. Various other approvals, including McCaw shareholder approval, and review by various state regulatory agencies have been obtained.

     On July 15, 1994, AT&T, McCaw and the United States entered into a proposed antitrust consent decree (the "Proposed Consent Decree") which would permit the Merger by settling a suit challenging the Merger filed the same day by the United States. The Proposed Consent Decree requires approval by the U.S. District Court for the District of Columbia. Under the Proposed Consent Decree, several conditions are imposed on the future operations of AT&T and McCaw. These conditions include: (i) the maintenance of McCaw (and McCaw affiliates) as a subsidiary or entity separate from AT&T; (ii) requirements that McCaw cellular systems, within 21 months of the commencement of the action, cease providing interexchange services and provide customers of McCaw cellular systems with equal access to any interexchange carrier that offers service to the system; (iii) requirements that McCaw cellular systems provide to all interexchange carriers exchange access on an unbundled basis that is equal in type, quality, and price to that provided to AT&T; (iv) a prohibition on the sale by each of AT&T and McCaw of interexchange or local cellular services at a price, term or discount that depends on whether the customer obtains both AT&T's interexchange and McCaw's local cellular services; (v) requirements that AT&T not discriminate in favor of McCaw in the way in which certain services and products are made available; (vi) restriction of the flow of certain non-public information between AT&T and McCaw relating to unaffiliated wireless system equipment customers of AT&T; (vii) a requirement for AT&T to continue to provide technological and other support to its

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 (Dollars in Millions Except Per Share Amounts)
                                  (Unaudited)

     unaffiliated cellular system equipment customers; and (viii) a requirement on AT&T to buy back any cellular system equipment sold to an unaffiliated cellular carrier if the United States determines AT&T has violated the information restrictions or support requirements.

     The requirements of the Antitrust Procedures and Penalties Act, 15 U.S.C. Section 16, must be complied with before the Proposed Consent Decree may be entered by the court. The requirements include: (i) filing with the court and publication of the Proposed Consent Decree and a competitive impact statement in the Federal Register at least 60 days prior to the effective date of the decree; (ii) an opportunity for the public to provide written comments and an opportunity for the United States to reply to such comments; and (iii) a determination by the court that the Proposed Consent Decree is in the public interest. The parties to the Proposed Consent Decree have stipulated as follows:
     (i) the Proposed Consent Decree may be entered by the court at any time after compliance with the requirements of the Antitrust Procedures and Penalties Act; (ii) each party shall abide by and comply with the provisions of the Proposed Consent Decree pending and following entry by the court unless the Merger has been earlier abandoned; and (iii) the United States may withdraw its consent at any time prior to entry of the Proposed Consent Decree.

     The closing of the Merger, however, is not contingent on the prior entry of the Proposed Consent Decree or the completion of the requirements of the Antitrust Procedures and Penalties Act. If the closing of the Merger occurs before the completion of such requirements, it will nevertheless be subject to any lawful orders that the court may impose as a result of the proceeding.

     On April 5, 1994, the U.S. District Court for the District of Columbia, acting on a motion filed by BellSouth Corporation on December 2, 1993, ruled that AT&T's acquisition, under the proposed Merger, of the interests owned by McCaw in certain cellular properties controlled by Bell Operating Companies (the "BOCs") would violate the Modification of Final Judgment of 1982 (the "MFJ"). The court determined that AT&T must seek a waiver of the MFJ to proceed with the Merger.

     On May 31, 1994, AT&T filed for a waiver of the MFJ to permit the Merger. Several parties filed responses with the court requesting that various conditions be imposed on any waiver granted to AT&T, or opposing the request for a waiver. The Antitrust Division of the U.S. Department of Justice (the "Antitrust Division") has supported AT&T's request for the waiver subject to certain conditions on AT&T. Oral argument on AT&T's motion took place on July 21, 1994, and the matter is pending. (See Form 8-K filed August 29, 1994 by AT&T regarding the U.S. District Court for the District of Columbia granting the motion filed by AT&T for a waiver of Section I(D) of the MFJ.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 (Dollars in Millions Except Per Share Amounts)
                                  (Unaudited)

     In August 1993, AT&T and Craig O. McCaw filed various applications seeking consent of the Federal Communications Commission (the "FCC") to the proposed transfer of control of McCaw to AT&T, which consent is required prior to consummation of the Merger. Several parties, including competitors of McCaw and/or AT&T, have filed petitions with the FCC opposing the request for FCC consent or seeking to impose conditions on the Merger. The FCC established an initial pleading cycle which was completed on January 18, 1994.

     In May 1994, the FCC established a supplemental pleading cycle which permitted review of certain of the documents filed by AT&T and McCaw under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 proceeding, and under which further comments and replies were filed. That pleading cycle was completed on July 1, 1994. The matter is still pending a decision by the FCC.

     On August 8, 1994, Bell Atlantic Corporation, Bell Atlantic Mobile Systems, Inc. ("Bell Atlantic Mobile"), NYNEX Corporation and NYNEX Mobile Communications Co. ("NYNEX Mobile") filed an action (the "Bell Atlantic Complaint") against AT&T and McCaw in the U.S. District Court for the Eastern District of New York. The action alleges that the effect of the Merger may be to substantially lessen competition in interstate trade and commerce in violation of Section 7 of the Clayton Act. The relief requested includes: a preliminary injunction preventing and restraining the Merger until the court has ruled on the merits of the compliant; a judgment that the Merger violates Section 7 of the Clayton Act; and a permanent injunction enjoining the Merger and any acquisition by AT&T of any direct or indirect interest in McCaw. AT&T intends to oppose the action, including the preliminary injunction, and believes it is without merit.

     With respect to all of the foregoing, there can be no assurance that the court or regulatory actions requested by AT&T will be granted or granted without unacceptable conditions, or that AT&T will successfully oppose the Bell Atlantic Complaint, or that other challenges to the Merger will not be made on antitrust grounds. The United States could challenge the Merger before or after it is consummated if the Proposed Consent Decree is not approved by the court or if the United States decides to withdraw its consent prior to court approval.

     If the Merger is not consummated by September 30, 1994, the Merger agreement may be terminated by AT&T or McCaw. AT&T is not required to consummate the Merger if any court or governmental or regulatory authority of competent jurisdiction enjoins the Merger or imposes any condition or restriction on its consummation unacceptable to AT&T in its reasonable judgment.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 (Dollars in Millions Except Per Share Amounts)
                                  (Unaudited)


(h) AT&T CREDIT HOLDINGS, INC. - In connection with a March 31, 1993 legal restructuring of AT&T Capital Holdings, Inc. (formerly AT&T Capital Corporation), AT&T issued a direct, full and unconditional guarantee of all the outstanding public debt of AT&T Credit Holdings, Inc. (formerly AT&T Credit Corporation) existing at March 31, 1993. AT&T Credit Holdings, Inc. holds the majority of AT&T's investment in AT&T Capital Corporation and the lease finance assets of the former AT&T Credit Corporation. The table below shows summarized consolidated financial information for AT&T Credit Holdings, Inc., which consolidates the accounts of AT&T Capital Corporation. Financial information for prior periods was restated for the legal restructuring. The summarized financial information includes transactions with AT&T that are eliminated in consolidation.

                                            For the Six
                                            Months Ended
                                              June 30,
                                          1994         1993

     Total revenue                      $  687       $  679
     Interest expense                      143          143
     Operating and administrative
       expense                             188          158
     Income before cumulative effect of
       accounting change                    34           34
     Cumulative effect of accounting
       change (1)                            -          (22)
     Net Income                             34           12


                                          At           At
                                       June 30,   December 31,
                                         1994         1993

     Finance receivables                $6,953       $6,220
     Net investment in operating
       lease assets                        795          978
     Total assets                        8,433        7,886
     Total debt                          5,054        4,639
     Total liabilities                   7,376        6,867
     Minority interest                     255          251
     Total shareholder's equity            802          768

(1)  Effective January 1, 1993, AT&T Credit Holdings, Inc. adopted SFAS No.
109.

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



     The following Unaudited Pro Forma Combined Statements of Income and Balance Sheet give effect to the proposed merger (the "Merger") of McCaw Cellular Communications, Inc. ("McCaw") with a subsidiary of AT&T Corp. ("AT&T") pursuant to an Agreement and Plan of Merger dated August 16, 1993 (the "Merger Agreement") on a pooling-of-interests basis of accounting. These Unaudited Pro Forma Combined Financial Statements have been prepared from the historical consolidated financial statements of AT&T and McCaw and should be read in conjunction therewith.

     This pro forma combined information is not necessarily indicative of actual or future operating results or financial position that would have occurred or will occur upon consummation of the Merger.

     The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger as if it had occurred on June 30, 1994, combining the balance sheets of AT&T and McCaw at June 30, 1994. The Unaudited Pro Forma Combined Statements of Income give effect to the Merger as if it had occurred at the beginning of each of the periods presented, combining the results of AT&T and McCaw for the six month periods ended June 30, 1994 and 1993.

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                         Six Months Ended June 30, 1994
                (Dollars in Millions, Except Per Share Amounts)

                                          Historical        Pro Forma
                                         AT&T    McCaw Adjustments Combined
Sales and Revenues
Telecommunications services...........  $20,559   $1,065            $21,624
Sales of products and systems.........    9,049      -                9,049
Rentals and other services............    3,267      248              3,515
Financial services and leasing........    1,414      -                1,414
     Total revenues...................   34,289    1,313             35,602

Costs
Telecommunications services...........   12,473      393             12,866
Products and systems..................    5,539      -                5,539
Rentals and other services............    1,591      145              1,736
Financial services and leasing........      951      -                  951
     Total costs......................   20,554      538             21,092

Gross margin..........................   13,735      775             14,510

Operating Expenses
Selling, general and administrative
  expenses............................    8,592      581              9,173
Research and development expenses.....    1,461      -                1,461
     Total operating expenses.........   10,053      581             10,634

Operating income......................    3,682      194              3,876
Other income, net.....................      184       88                272
Interest expense......................      263      143                406

Income before income taxes and
  preferred stock dividend of a
  subsidiary..........................    3,603      139              3,742
Provision (benefit) for income taxes .    1,379      (24)             1,355
Provision for preferred stock
  dividend of a subsidiary............        -       34                 34

Net Income ...........................  $ 2,224   $  129            $ 2,353

Weighted average common shares
  outstanding.........................    1,361      209    (14)(3B)  1,556

Earnings per common share.............   $ 1.63                      $ 1.51

Dividends declared per common share...   $ 0.66                      $ 0.66

See accompanying notes to unaudited pro forma combined financial statements.

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                         Six Months Ended June 30, 1993
                (Dollars in Millions, Except Per Share Amounts)
                                           Historical       Pro Forma
                                          AT&T   McCaw Adjustments Combined
Sales and Revenues
Telecommunications services.........    $19,800  $  830            $20,630
Sales of products and systems.......      7,729     -                7,729
Rentals and other services..........      3,348     190              3,538
Financial services and leasing......      1,158     -                1,158
     Total revenues.................     32,035   1,020             33,055

Costs
Telecommunications services.........     12,370     377             12,747
Products and systems................      4,632     -                4,632
Rentals and other services..........      1,573      93              1,666
Financial services and leasing......        780     -                  780
     Total costs....................     19,355     470             19,825

Gross margin........................     12,680     550             13,230
Operating Expenses
Selling, general and administrative
  expenses..........................      8,258     403              8,661
Research and development expenses...      1,487     -                1,487
     Total operating expenses.......      9,745     403             10,148

Operating income....................      2,935     147              3,082
Other income, net...................        421     111                532
Interest expense....................        313     205                518
Income before income taxes,
  preferred stock dividend of a
  subsidiary and cumulative effects
  of accounting changes.............      3,043      53              3,096
Provision for income taxes .........      1,102      22              1,124
Provision for preferred stock
  dividend of a subsidiary..........          -      67                 67

Income (loss) before cumulative
  effects of accounting changes.....      1,941     (36)             1,905
Cumulative effects on prior years of
  changes in accounting for:
     Postretirement benefits, net...     (7,023)    -               (7,023)
     Postemployment benefits, net...     (1,128)    -               (1,128)
     Income taxes...................        383     -   $(1,840)(3C)(1,457)
Net Loss............................    $(5,827) $  (36)$(1,840)   $(7,703)
Weighted average common shares
  outstanding.......... ............      1,350     199     (10)(3B) 1,539
Per common share:
Income before cumulative effects of
  accounting changes................    $  1.44                    $  1.24
Cumulative effects of accounting
  changes...........................      (5.76)                     (6.24)
Net loss............................    $ (4.32)                   $ (5.00)
Dividends declared per common share.    $  0.66                    $  0.66

See accompanying notes to unaudited pro forma combined financial statements

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 June 30, 1994
                             (Dollars in millions)

                                    Historical           Pro Forma
                                   AT&T   McCaw     Adjustments Combined
ASSETS
Cash and temporary cash
  investments ................. $   967  $  165                  $ 1,132
Receivables, net of allowances
  Accounts receivable .........  12,118     376                   12,494
  Finance receivables .........  12,492       -                   12,492
Inventories ...................   3,972      48                    4,020
Deferred income taxes .........   2,230       -                    2,230
Other current assets ..........     975      84                    1,059
     Total current assets .....  32,754     673                   33,427

Property, plant and
  equipment, net ..............  19,133   1,871                   21,004
Licensing costs, net ..........       -   4,096                    4,096
Investments ...................   1,237   1,528      $(400)(3B)    2,365
Finance receivables ...........   4,099       -                    4,099
Prepaid pension costs .........   3,893       -                    3,893
Other assets, net .............   3,159     937        (39)(3C)    4,057

TOTAL ASSETS .................. $64,275  $9,105      $(439)      $72,941

LIABILITIES and
  DEFERRED CREDITS
Accounts payable .............. $ 5,353  $   93                  $ 5,446
Payroll and benefit-related
  liabilities .................   3,431      60                    3,491
Postretirement and postemploy-
  ment benefit liabilities ....   1,188       -                    1,188
Debt maturing within one year .   9,213     188                    9,401
Dividends payable .............     449       -                      449
Other current liabilities .....   4,737     368                    5,105
     Total current liabilities.  24,371     709                   25,080

Long-term debt, including
  capital leases ..............   9,114   5,339                   14,453
Postretirement and postemploy-
  ment benefit liabilities.....   8,981       -                    8,981
Other liabilities .............   4,371      75                    4,446
Deferred income taxes .........     484   1,966                    2,450
Unamortized investment tax ....
  credits .....................     245       -                      245
Other deferred credits.........     432       -                      432
     Total liabilities and
       deferred credits .......  47,998   8,089                   56,087

Minority interests.............     618     445                    1,063

                                  (continued)

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 (continued)

                                 June 30, 1994
                             (Dollars in millions)


                                 Historical              Pro Forma
                                AT&T   McCaw       Adjustments  Combined
SHAREOWNERS' EQUITY
Common stock ...............  $ 1,360   $    2     $ 193 (3A)   $ 1,555
Additional paid-in capital .   12,413    3,348      (193)(3A)    15,168
                                                    (400)(3B)
Guaranteed ESOP
  obligation ...............     (331)       -                     (331)
Foreign currency translation
  adjustments ..............       50        -                       50
Retained earnings (deficit).    2,167   (2,779)      (39)(3C)      (651)
     Total shareowners'
       equity ..............   15,659      571      (439)        15,791

TOTAL LIABILITIES
  & SHAREOWNERS' EQUITY ....  $64,275   $9,105     $(439)       $72,941






See accompanying notes to unaudited pro forma combined financial statements.

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                (Dollars in millions, except per share amounts)

Note 1 - Historical Presentation

     Previously reported quarterly results for AT&T for 1993 were restated to reflect the adoption of Statement of Financial Accounting Standards ("SFAS") No. 112, "Employers' Accounting for Postemployment Benefits." In addition, the provisions for business restructuring have been reclassified to costs and operating expenses.

     Certain amounts reported in McCaw's historical financial statements have been reclassified to conform to the AT&T presentations in the accompanying Unaudited Pro Forma Combined Balance Sheet and Statements of Income. Such reclassifications are not material to the Unaudited Pro Forma Combined Financial Statements.

Note 2 - Exchange Ratio

     As defined in the Merger Agreement, the Exchange Ratio will be one AT&T Common Share for each share of McCaw Common Stock; provided, however, that (i) in the event the Closing Date Market Price of one AT&T Common Share (as such terms are defined in the Merger Agreement) is less than $53.00, the Exchange Ratio will be equal to $53.00 divided by the Closing Date Market Price of one AT&T Common Share, but in no event greater than
1.111 AT&T Common Shares, and (ii) in the event the Closing Date Market Price of one AT&T Common Share is greater than $71.73, the Exchange Ratio will be equal to $71.73 divided by the Closing Date Market Price of one AT&T Common Share, but in no event less than .909 of an AT&T Common Share. For purposes of the Unaudited Pro Forma Combined Financial Statements, an Exchange Ratio of one AT&T Common Share per share of McCaw Common Stock (as defined in the Merger Agreement) is assumed.

Note 3 - Other Pro Forma Adjustments

     (A) The McCaw Common Stock account has been adjusted to reflect the assumed exchange of one AT&T Common Share, par value $1.00 per share, for each of approximately 195.3 million shares of McCaw Common Stock, par value $.01 per share, outstanding at June 30, 1994 (excluding shares of McCaw Common Stock held by AT&T - see Note 3(B)). The difference between the par value of the AT&T Common Shares and the par value of the McCaw Common Stock, after giving effect to the assumed Exchange Ratio, is reflected as a reduction to additional paid-in capital of $193.

     (B) The $400 investment by AT&T in 14.5 million shares of Class A Common Stock purchased in February 1993 has been eliminated. The weighted average common shares outstanding for the six months ended June 30, 1993 and June 30, 1994 have been adjusted to give affect to the elimination of this investment.

     (C) McCaw's historical financial statements reflect the adoption of SFAS No. 109, "Accounting for Income Taxes," retroactive to January 1, 1991. AT&T adopted SFAS No. 109 effective January 1, 1993. For conformity purposes, the pro forma combined financial statement information for AT&T and McCaw has been adjusted as if McCaw had adopted SFAS No. 109 on January 1, 1993. Such adoption would result in the use of different tax assumptions related to intangible assets McCaw acquired in purchase business combinations in 1991 and 1992 that would increase the cumulative effect of adopting SFAS No. 109 by $39. Accordingly, the pro forma combined net income and earnings per common share have been decreased by $1,840 and $1.20, respectively, for the period ended June 30, 1993. Pro forma combined total assets and shareowners' equity have been decreased $39 at June 30, 1994. Also, effective January 1, 1993, AT&T adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits." McCaw adopted SFAS No. 112 effective January 1, 1994. The impact of this standard on McCaw's financial statements is immaterial, therefore no adjustment has been made to the Unaudited Pro Forma Combined Financial Statements.

     (D) No adjustments have been reflected in the Unaudited Pro Forma Combined Financial Statements for direct expenses related to the Merger. Direct expenses included in the historical periods presented have not been adjusted for in the Unaudited Pro Forma Combined Financial Statements as such amounts are not material.

     (E) No adjustments to eliminate intercompany transactions and balances have been made in the Unaudited Pro Forma Combined Financial Statements as such amounts are not material.

     (F) The cash dividends per common share in the Unaudited Pro Forma Combined Financial Statements reflect AT&T's cash dividends declared in the periods presented. McCaw has never paid cash dividends on the McCaw Common Stock.

Note 4 - Federal Income Tax Consequences of the Merger

     The Unaudited Pro Forma Combined Financial Statements assume that the Merger qualifies as a "tax-free" reorganization for federal income tax purposes.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                  McCAW CELLULAR COMMUNICATIONS, INC.


                                  ANDREW A. QUARTNER
                                  -----------------------------------
                                  Andrew A. Quartner
                                  Senior Vice President-Law

Date:  September 2, 1994

                                 EXHIBIT INDEX

         Exhibit
         Number
           2(a) Agreement and Plan of Merger, dated August 16, 1993, among AT&T, Ridge Merger Corporation and the Company (incorporated by reference to Exhibit 2(a) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

           99(a) Agreement, dated as of August 16, 1993, among AT&T, Craig O. McCaw, John E. McCaw, Jr., Bruce R. McCaw and Keith W. McCaw, et al (incorporated by reference to Exhibit 99(a) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

           99(b) Press Release, dated August 16, 1993 (incorporated by reference to Exhibit 99(b) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).

           99(c) Letter, dated August 16, 1993, from American Telephone and Telegraph Company to McCaw Cellular Communications, Inc. (incorporated by reference to Exhibit 99(c) to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1993, as amended).